Supplement dated December 16, 2015

To the Prospectuses dated May 1, 2015, for

New York Life Insurance and Annuity Corporation

Variable Universal Life Insurance Policies

Investing in

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

Corporate Executive Accumulator Variable Universal Life

Corporate Executive Series Variable Universal Life

This supplement amends the May 1, 2015 Prospectuses (“the Prospectuses”), as amended, for the variable universal life insurance policies referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses. The purpose of this supplement is to note a name change to the Fidelity® VIP Money Market Portfolio—Initial Class.

Keeping this purpose in mind, please note the following:

Effective December 1, 2015, all references in the Prospectuses to the Fidelity® VIP Money Market Portfolio—Initial Class are hereby deleted and replaced with Fidelity® VIP Government Money Market Portfolio—Initial Class.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010

Supplement dated December 16, 2015

To the current Prospectuses, as amended, for

New York Life Insurance and Annuity Corporation

New York Life Variable Universal Life Insurance Policies

Investing in

NYLIAC Variable Universal Life Separate Account-I

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the most recent prospectus and statement of additional information you received (the “Prospectuses”), as amended, for the variable universal life insurance policies offered through the separate accounts referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectuses. This supplement is not valid unless it is read in conjunction with the Prospectuses. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectuses.

The purpose of this supplement is to note changes to the MainStay VP Marketfield Portfolio (the “Portfolio”). Keeping this purpose in mind, please note that the following changes will occur effective on or about January 19, 2016 (the “Effective Date”):

1.	Name Change. The Portfolio will be renamed the MainStay VP Absolute Return Multi-Strategy Portfolio. All references in the Prospectuses to the MainStay VP Marketfield Portfolio will be deleted and replaced with the MainStay VP Absolute Return Multi-Strategy Portfolio.

2.	Change in Investment Objective. The investment objective of the Portfolio will be deleted and replaced with the following: “The Portfolio seeks to achieve long-term growth of capital.”

3.	Change in Subadvisers. Marketfield Asset Management (“Marketfield”), the Portfolio’s current subadviser, will resign and be replaced with the following interim subadvisers which will be responsible for the day-to-day management of the Portfolio: (a) Candriam France S.A.S. (“Candriam France”); (b) Cornerstone Capital Management Holdings LLC (“CCM”); (c) Cushing® Asset Management, LP (“Cushing”); and (d) MacKay Shields LLC (“MacKay”). All references in the Prospectuses to Marketfield will be deleted and replaced with Candriam France, CCM, Cushing and MacKay.

4.	Reduction in Fees and Expenses. In conjunction with the subadviser change, there is a decrease in the Portfolio’s total fund annual expense, which includes a reduction in the management fee from 1.40% to 1.25%. The following entry will replace the existing entry for MainStay VP Marketfield Portfolio in the table showing Annual Portfolio Company Operating Expenses:

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Absolute Return Multi-Strategy Portfolio– Initial Class	1.25%	0.00%	0.45%	1.70	%(**)

**New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 1.46% of the average daily net assets of Initial Class shares. This agreement expires on January 19, 2017, and may only be amended or terminated prior to that date by action of the Board.

5.	Changes to Weighted Average of Expenses for 2014 Asset Allocation Models Contained in Certain Variable Life Insurance Policies. Currently, the Portfolio is one of the Investment Divisions offered in the 2014 Asset Allocation Models that are available in the following policies invested in NYLIAC Variable Universal Life Separate Account-I: (i) New York Life Variable Universal Life Accumulator Plus, (ii) New York Life Survivorship Variable Universal Life Accumulator, and (iii) New York Life Legacy Creator Single Premium Variable Universal Life Insurance. Because the total annual fund expense will be reduced, the weighted average of expenses for the 2014 Asset Allocation Models will also be reduced. As of the Effective Date, the weighted average of expenses for the 2014 Asset Allocation Models shall be replaced with the following: “Conservative 0.67%; Moderately Conservative 0.79%; Moderate 0.87%; Moderately Aggressive 0.96%; and Aggressive 1.03%. All averages are based on the management fees, administrative fees and other expenses for all relevant Investment Divisions other than the Portfolio as of December 31, 2014, and for the Portfolio, as of January 19, 2016. Future fees and expenses may be higher.”

Please note that, at any time prior to, or within thirty (30) days after the Effective Date, if you have allocations in the Portfolio, you may transfer such allocations to any other available Investment Division without any charge or limitation (except potentially harmful transfers (see “Limits on Transfers” in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given policy year. Such transfer will be based on the Accumulation Unit value of the Investment Division as of the close of the Business Day that we receive the transfer request. Please see the Prospectus for your policy for information on how to complete transfers from the Portfolio to other Investment Divisions that we currently offer. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010